STATE OF NEVADA

*BARBARA K. CEGAVSKE*
*Secretary of State*

*JEFFERY LANDERFELT*
*Deputy Secretary for Commercial Recordings*

OFFICE OF THE
**SECRETARY OF STATE**

## Certified Copy

September 13, 2017

**Job Number:** C20170914-0418
**Reference Number:**
**Expedite:**
**Through Date:**

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

| Document Number(s) | Description | Number of Pages |
|---|---|---|
| 20170391663-58 | Articles of Incorporation | 1 Pages/1 Copies |

Respectfully,

Barbara K. Cegavske
Secretary of State

Certified By: Staci McElyea
Certificate Number: C20170914-0418
You may verify this certificate online at http://www.nvsos.gov/

**Commercial Recording Division**
202 N. Carson Street
Carson City, Nevada 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

*040105*

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

| Filed in the office of | Document Number |
| --- | --- |
| Barbara K. Cegavske | 20170391663-58 |
| Secretary of State | Filing Date and Time: 09/13/2017 9:19 AM |
| State of Nevada | Entity Number: E0439762017-2 |

# Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT — ABOVE SPACE IS FOR OFFICE USE ONLY

**1. Name of Corporation:** COCOLUV INC.

**2. Registered Agent for Service of Process:** (check only one box)

- [X] Commercial Registered Agent: STATE AGENT AND TRANSFER SYNDICATE, INC. (Name)
- [ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity:

Street Address: ______ City: ______ Nevada Zip Code: ______

Mailing Address (if different from street address): ______ City: ______ Nevada Zip Code: ______

**3. Authorized Stock:** (number of shares corporation is authorized to issue)

Number of shares with par value: 200,000,000 Par value per share: $ $.001 Number of shares without par value: ______

**4. Names and Addresses of the Board of Directors/Trustees:** (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

1) GEOFF NORMAN (Name)
112 NORTH CURRY STREET (Street Address) CARSON CITY (City) NV (State) 89703 (Zip Code)

2) ______ (Name)
______ (Street Address) ______ (City) ______ (State) ______ (Zip Code)

**5. Purpose:** (optional; required only if Benefit Corporation status selected)

*The purpose of the corporation shall be:*

**6. Benefit Corporation:** (see instructions) [ ] Yes

**7. Name, Address and Signature of Incorporator:** (attach additional page if more than one incorporator)

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

State Agent and Transfer Syndicate, Inc. (Name) X [signature] (Incorporator Signature)
112 North Curry Street (Address) Carson City (City) NV (State) 89703 (Zip Code)

**8. Certificate of Acceptance of Appointment of Registered Agent:**

*I hereby accept appointment as Registered Agent for the above named Entity.*

X [signature] (Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity) 09/12/2017 (Date)

*This form must be accompanied by appropriate fees.*

SECRETARY OF STATE

STATE OF NEVADA

# CORPORATE CHARTER

I, Barbara K. Cegavske, the duly elected and qualified Nevada Secretary of State, do hereby certify that **COCLUV INC.**, did on September 13, 2017, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on September 15, 2017.

Barbara K. Cegavske

Barbara K. Cegavske
Secretary of State

Certified By: Staci McElyea
Certificate Number: C20170914-0418
You may verify this certificate online at http://www.nvsos.gov/